UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2005

Item 1. Report to Stockholders.


Calvert

Investments that make a difference(R)

E-Delivery Sign-up -- details inside

June 30, 2005
Semi-Annual Report
Calvert Municipal Fund, Inc.

National Municipal
Intermediate Fund

California Limited-Term
Municipal Fund

Calvert

Investments that make a difference(R)

An Ameritas Acacia Company

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Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
11

Statements of Net Assets
13

Statements of Operations
19

Statements of Changes in Net Assets
20

Notes to Financial Statements
22

Financial Highlights
26

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

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Dear Shareholders:

As a fixed-income investor facing a rising interest-rate environment, you may be wondering about the best course of action for your portfolio. Surprisingly, rising rates appear to have lifted all boats. Money market funds provided higher yields while intermediate- and long-term bond funds generally produced positive returns from income and price appreciation, as rates on longer-term bonds did not rise in step with short-term rates. Of course, typically, as interest rates rise, bond prices -- and the value of bond funds -- decline. So the question on many investors' minds is whether this unusual trend can continue.

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Confidence in our Fixed-Income Strategy

Calvert's expertise in the fixed-income markets spans more than 25 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSightTM. This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted recent media attention for Calvert's investment strategies in the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1 In addition, Barron's rated Calvert the #1 Taxable Fixed-Income Family in 2005.2

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2005

1. Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times, "Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

2. The ranking used a weighted-average ranking system to assess asset-weighted performance, net of 12b-1 fees. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/04. Each fund family's category ranking was weighted, according to the overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

Calvert National Municipal
Intermediate Fund

Performance

For the six-month reporting period ended June 30, 2005, Calvert National Municipal Intermediate Fund Class A shares at NAV returned 1.39%. The benchmark Lehman Municipal 7-Year and 10-Year Bond Indices returned 1.61% and 2.53%, respectively, for the same period, and our peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 1.40%. The Fund ranked in the top 46th percentile of the Lipper Intermediate Municipal Debt category for the year-to-date period ended June 30, 2005.1

The portfolio underperformed primarily as a result of its short duration. The Federal Reserve was expected to, and did, continue raising short-term interest rates at each of its meetings in the first half of the year. These increases contributed to higher rates in short municipal maturities. However, longer-term municipal rates, much like their Treasury counterparts, unexpectedly trended lower.

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%. Money-market interest rates and the three-month Treasury bill rose in response to these hikes.2 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.3 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.4 These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Municipal bond issuance reached record levels during the first half of 2005, as longer-term interest rates remained stubbornly low and issuers took advantage by refinancing higher-rate debt.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

For the reporting period

The yield curve reflected interest-rate volatility during the first half of 2005, with intermediate- and long-term interest rates moving between a low of 3.80% and a high of 4.65% based on the 10-year Treasury note. The 10-year Treasury began the year at 4.25% and fluctuated as economic news showed either strength or weakness in the U.S. economy. Our strategy was to maintain the Portfolio's shorter duration of approximately 3.75 years, as we felt that the economy was strong enough to cause an increase in interest rates. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Despite the Portfolio's short duration during much of the reporting period, performance was near the average in our category. As intermediate-term interest rates trended lower in the second quarter, we kept the Portfolio's duration approximately the same, ending the first half slightly shorter at 3.57 years.

Going forward

Portfolio credit quality remains high, with 77% of the Portfolio invested in AAA-rated securities. The fund remains well diversified across various sectors and states. We will continue to purchase what we perceive to be undervalued securities as market volatility occurs.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward. We continue to maintain a short Portfolio duration relative to that of our benchmark in anticipation of higher rates, though we will consider changing this strategy if economic data suggest a period of slower growth.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. For the six-month reporting period ended 6/30/05, the Fund ranked 70 out of 152 funds in the Lipper Intermediate Municipal Debt category. For the 1-, 5-, and 10-year periods ended 6/30/05, the Fund ranked 99/151 funds, 46/96, and 33/69, respectively.

2. The 3-month T-Bill rose 2.21% to 3.13%.

3. The second quarter GDP had not been released at the time of this writing.

4. CPI data available for the six months through May 2005.

Performance dated quoted represents past performance, which does not guarantee of future returns. Lipper rankings are on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Fund Information

asset allocation
intermediate tax-exempt bonds

NASDAQ symbol
National CINMX

CUSIP number
National 131616-20-3

comparative Investment Performance (Total Return)

(as of 6.30.05)

	National	Lipper	Lehman
	Municipal	Intermediate	Muni.
	Intermediate	Muni. Debt	10-Year Bond
	Fund	Funds Avg.	Index TR
6 month	1.39%	1.40%	2.53%
1 year	4.56%	5.04%	7.65%
5 year*	5.40%	5.38%	6.75%
10 year*	5.10%	5.07%	6.36%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Portfolio

statistics

weighted
average maturity
National Intermediate
6.30.05	7 years
12.31.04	6 years

effective duration
National Intermediate
6.30.05	3.57 years
12.31.04	3.88 years

monthly
dividend yield
National Intermediate
6.30.05	3.28%
12.31.04	3.11%

30 day SEC yield
National Intermediate
6.30.05	2.78%
12.31.04	2.67%

Economic Sectors

(% of Total Investments)

Airport	6.4%
Development	3.0%
Education	12.6%
Facilities	8.3%
General Obligation	4.4%
General Revenue	15.1%
Housing	1.9%
Medical	15.2%
Pollution Control	6.7%
Transportation	18.3%
Utilities	8.1%

Total	100%

National Intermediate
average annual
total return

as of 6.30.05
1 year	4.56%
5 year	5.40%
10 year	5.10%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

Calvert California Limited-Term Municipal Fund

Performance

For the six-month reporting period ended June 30, 2005, Calvert California Limited-Term Municipal Portfolio Class A shares at NAV returned 0.47%, versus the benchmark Lehman 1-Year and 3-Year Municipal Bond Index returns of 0.72% and 0.45%, respectively, as well as the peer-group Lipper California Short-Intermediate Municipal Debt Funds Average return of 1.50%.  It is important to note that the Lipper Average includes funds with average durations of approximately three to six years, while the Portfolio's duration typically ranges from one to two years. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%. Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our expectations and those of most of the market, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality.

Through the reporting period

Short-term California municipal bond interest rates gradually increased during the first half of 2005, as the Fed funds rate was raised at each FOMC meeting. However, by the end of June, longer-term California municipal rates remained flat or declined, causing longer-duration funds to outperform those of shorter duration. Because we seek to limit Portfolio share price volatility, we kept duration between 1.5 and 1.7 years throughout the reporting period. The Portfolio outperformed its peer-group average during the first quarter because of our short-duration strategy, as interest rates rose across the entire yield curve. However, performance began to lag as longer-term rates declined in the second quarter. The Portfolio lacks exposure to longer-term municipal notes and bonds and therefore did not benefit from the price appreciation of these securities.

Portfolio performance was enhanced by reinvestment of maturing bonds and by higher yields as interest rates in the Portfolio's variable-rate demand note (VRDN) positions reset to reflect the FOMC's short-term rate increases.

Going forward

Since we expect the FOMC to continue raising the Fed funds rate at a measured pace, we currently feel it is wise to remain defensive. We are also being selective with new purchases, especially in light of narrow interest-rate spreads on lower-rated municipal notes.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward. We continue to maintain a short duration relative to that of the Portfolio's benchmark in anticipation of higher short- and longer-term interest rates. Further, our overweight to VRDNs positions the Portfolio to benefit from rising short-term rates.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005 the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

Fund Information

asset allocation
short-intermediate
tax-exempt bonds

NASDAQ symbol
California CCIMX

CUSIP number
California 131616-10-4

comparative Investment Performance (Total Return)

(as of 6.30.05)

	California	Lehman	Lehman	Lipper CA Short-
	Limited-Term	3-Year	1-Year	Intermediate
	Municipal	Municipal Bond	Municipal Bond	Debt Funds
	Fund	Index TR	Index TR	Average
6 month	0.47%	0.45%	0.72%	1.50%
1 year	1.64%	2.56%	1.51%	4.74%
5 year*	4.08%	4.38%	3.20%	3.92%
10 year*	4.38%	4.51%	3.79%	3.95%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Economic Sectors

(% of Total Investments)

Development	9.7%
Education	9.5%
Facilities	4.9%
General Obligation	4.9%
General Revenue	14.7%
Housing	18.9%
Medical	5.2%
Transportation	20.0%
Utilities	12.2%

Total	100%

Growth of a hypothetical $10,000 investment

Average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 1.00%. (Effective December 31, 2003, the Fund reduced its sales charge from 2.75% to 1.00%) No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Source: Lipper Analytical Services, Inc.

California Limited-Term
average annual
total return

as of 6.30.05
1 year	1.64%
5 year	4.08%
10 year	4.38%

Portfolio
statistics

weighted
average maturity
California Limited-Term
6.30.05	1.92 years
12.31.04	1.45 years

effective duration
California Limited-Term
6.30.05	1.70 years
12.31.04	1.40 years

monthly
dividend yield
California Limited-Term
6.30.05	2.26%
12.31.04	1.10%

30 day SEC yield
California Limited-Term
6.30.05	2.21%
12.31.04	1.54%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
National Fund
Actual	$1,000.00	$1,013.90	$4.69
Hypothetical	$1,000.00	$1,020.14	$4.70
(5% return per
year before expenses)

California Fund
Actual	$1,000.00	$1,004.70	$4.47
Hypothetical	$1,000.00	$1,020.33	$4.51
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, and 0.90% for National Fund and California Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365.

National Fund

Statement of Net Assets

June 30, 2005

	Principal
Municipal Obligations - 99.9%	Amount	Value
Alabama - 4.2%
Homewood Alabama Educational Building Authority Revenue Bonds,
5.25%, 12/1/15	$1,220,000	$1,357,262
Montgomery Alabama BMC Special Care Facilities Financing
Authority Revenue Bonds, Step Coupon, 0.00% to 11/15/07, 5.0%
thereafter to 11/15/10, 11/15/10	2,000,000	1,926,720

Arkansas - 1.2%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%,
6/1/11	890,000	964,582
California - 4.1%
Long Beach California Harbor Revenue Bonds, 5.00%, 5/15/10	1,680,000	1,812,283
Oxnard California Industrial Development Financing Authority
VRDN, 2.66%, 12/1/34 (r)	1,400,000	1,400,000

Colorado - 2.8%
Lakewood City Colorado Plaza Metropolitan District Public Number
1 Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,208,760

Florida - 6.7%
Dade County Florida Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,081,120
Florida State Ports Financing Commission Revenue Bonds, 5.50%,
10/1/10	1,840,000	1,993,934
Tampa Bay Florida Water Utility System Revenue Bonds,
5.00%, 10/1/16	1,000,000	1,087,040
Volusia County Florida School Board COPs, 5.00%, 8/1/16	1,030,000	1,140,004

Georgia - 4.4%
Atlanta Georgia Airport Revenue Bonds, 5.00%, 1/1/13	1,145,000	1,257,473
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,209,620

Illinois - 2.1%
Chicago Illinois Development Tax Allocation Bonds, 6.25%, 11/15/13	1,500,000	1,682,355

Kentucky - 1.3%
Kentucky Housing Corp. Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	1,037,760

Maryland - 0.4%
Cecil County Maryland Health Department COPs, 7.875%, 7/1/14	336,000	337,724

Massachusetts - 0.6%
Massachusetts State Housing Finance Authority
Revenue Bonds, 5.40%, 12/1/23	480,000	497,102

	Principal
Municipal Obligations - Cont'd	Amount	Value
Michigan - 4.5%
East China Michigan School District GO Bonds, 5.00%, 5/1/14	$1,175,000	$1,308,574
Michigan State Higher Education Facilities Authority Revenue Bonds,
7.00%, 11/1/05	215,000	217,969
Michigan State Municipal Bond Authority Revenue Bonds,
5.25%, 10/1/18	1,840,000	2,037,119

Missouri - 3.4%
St. Louis County Missouri Convention and Sports Facility Revenue
Bonds, 5.25%, 8/15/10	2,000,000	2,196,580
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	508,459

New Jersey - 8.8%
New Jersey State Transit Corporation Revenue Bonds, 5.50%, 9/15/12	2,000,000	2,254,540
New Jersey State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	879,785
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,468,601
New Jersey State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13	2,000,000	2,333,160

New York - 4.7%
New York City New York GO Bonds, 5.35%, 8/1/12	1,000,000	1,074,650
New York State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,178,760
New York State Thruway Authority Service Contract Revenue
Bonds, 5.25%, 4/1/10	1,345,000	1,424,624

Oklahoma - 8.1%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,259,949
Oklahoma County Independent School District GO Bonds,
5.00%, 7/1/14	1,000,000	1,115,800
Oklahoma State Industries Authority Revenue Bonds,
5.50%, 8/15/09	2,760,000	3,007,268

Oregon - 1.7%
Oregon State Department of Administrative Services COPs,
5.00%, 5/1/17	1,235,000	1,356,956

Pennsylvania - 10.5%
Allegheny County Pennsylvania Airport Authority Revenue Bonds,
5.75%, 1/1/09	2,000,000	2,156,020
Dauphin County Pennsylvania GO Bonds, 5.00%, 11/15/16	1,115,000	1,238,821
Ridley Park Pennsylvania Hospital Authority Revenue Bonds,
6.00%, 12/1/13	1,000,000	1,123,550
South Wayne County Pennsylvania Water and Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	752,926
5.95%, 10/15/11	730,000	829,952
5.95%, 10/15/12	285,000	326,636
York County Pennsylvania Solid Waste and Refuse Authority Revenue
Bonds, 5.50%, 12/1/12	1,655,000	1,878,508

	Principal
Municipal Obligations - Cont'd	Amount	Value
Puerto Rico - 1.5%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	$1,000,000	$1,202,880

South Carolina - 3.3%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	2,415,000	2,610,543
Tennessee - 7.2%
Greene County Tennessee GO Bonds, 5.00%, 6/1/18	1,080,000	1,194,912
Knox County Tennessee Health Educational and Housing Facilities
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,419,375
Memphis-Shelby County Tennessee Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,101,400
Sevier County Tennessee Public Building Authority Revenue VRDN,
2.26%, 6/1/20 (r)	1,950,000	1,950,000

Texas - 11.6%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	3,027,802
Bexar County Texas State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,232,920
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,370,333
North Forest Texas Independent School District GO Bonds, 6.25%,
8/15/16	1,500,000	1,525,230

Utah - 1.7%
Utah State Water Finance Agency Revenue Bond, 5.00%, 10/1/15	1,225,000	1,358,549

Virginia - 2.4%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	750,000	826,215
Virginia Pocahontas Parkway Association Revenue Bonds, Zero Coupon,
8/15/06	1,150,000	1,077,412

Washington - 1.4%
Skagit County Washington Public Hospital District No. 1 Revenue
Bonds, 5.75%, 12/1/11	1,050,000	1,131,764

West Virginia - 1.3%
West Virginia State Economic Development Authority Commercial
Revenue Bonds, 6.68%, 4/1/25 (r)	992,500	987,736

Total Investments (Cost $75,853,479) - 99.9%		78,940,017
Other assets and liabilities, net - 0.1%		76,925
Net Assets - 100%		$79,016,942

Net Assets Consist Of:
Par value and paid-in capital applicable to 7,236,778 shares of common stock outstanding; $0.01 par value with 1,000,000,000 shares authorized		$75,776,777
Undistributed net investment income		82,323
Accumulated net realized gain (loss) on investments		124,175
Net unrealized appreciation (depreciation) on investments		3,033,667

Net Assets		$79,016,942

Net Asset Value Per Share		$10.92

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
5 Year U.S. Treasury Notes	85	9/05	$9,255,703	($55,339)
10 Year U.S. Treasury Notes	65	9/05	7,375,469	$2,468
				($52,871)

See notes to financial statements.

California Fund
Statement of Net assets
June 30, 2005

	Principal
Municipal Obligations - 98.5%	Amount	Value
California State Department of Transportation Revenue Bonds,
3.00%, 2/1/06	$1,000,000	$1,002,570
California State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,414,848
Prerefunded, 6.00%, 12/1/10	430,000	494,930
Unrefunded Balance, 6.00%, 12/1/10	570,000	652,690
California State Economic Recovery GO Bonds, 5.00%, 7/1/23
(mandatory put, 7/1/07 @ 100)(r)	1,000,000	1,042,220
California State GO Bonds, 5.00%, 3/1/07	1,000,000	1,035,480
California State Housing Finance Agency Revenue VRDN:
2.375%, 2/1/16 (mandatory put, 7/1/05 @ 100)(r)	1,000,000	1,000,000
2.43%, 2/1/37 (r)	1,000,000	1,000,000
California State Public Works Board Revenue Bonds,
5.00%, 6/1/07	1,000,000	1,039,920
California Statewide Communities Development Authority Revenue Bonds:
6.00%, 6/1/08	1,000,000	1,086,150
3.10%, 5/15/36 (mandatory put, 11/15/05 @ 100)(r)	1,000,000	1,000,000
Central California Unified School District COPs, 2.00%, 2/1/24
(mandatory put, 2/1/06 @ 100)(r)	1,000,000	995,220
Freemont California COPs, 1.70%, 8/1/25 (mandatory put,
8/1/05 @ 100)(r)	1,000,000	998,860
Gardena California Financing Agency Revenue VRDN,
3.28%, 9/1/11 (r)	2,110,000	2,110,000
Long Beach California Harbor Revenue Bonds, 5.00%, 5/15/09	1,000,000	1,069,210
Los Angeles California MFH Revenue VRDN, 5.85%, 12/1/27
(mandatory put, 12/1/07 @ 100)(r)	965,000	991,962
Oxnard California Lease Financing Authority Revenue VRDN, 2.22%,
6/1/33 (mandatory put, 7/1/05 @ 100)(r)	1,000,000	1,000,000
Port of Oakland California Marina Improvement Revenue Bonds,
5.50%, 11/1/08	1,000,000	1,077,670
Southern California Rapid Transit District Special Assessment Revenue
Bonds, 5.90%, 9/1/07	1,000,000	1,065,960
Sulphur Springs California Unified School District COPs, 3.10%,
3/1/27 (mandatory put, 9/1/09 @ 100)	1,000,000	1,004,490

TOTAL INVESTMENTS (Cost $20,925,871) - 98.5%		21,082,180
Other assets and liabilities, net - 1.5%		325,049
Net Assets - 100%		$21,407,229
Net Assets Consist Of:
Par value and paid-in capital applicable to 2,068,284 shares of beneficial interest, unlimited number of no par value shares authorized:		$21,250,466
Undistributed net investment income		4,869
Accumulated net realized gain (loss) on investments		(4,415)
Net unrealized appreciation (depreciation) on investments		156,309

Net Assets		$21,407,229

Net Asset Value Per Share		$10.35

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs : Certificates of Participation	MFH: Multi-Family Housing
GO: General Obligation	VRDN: Variable Rate Demand Notes
IDA: Industrial Development Authority

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2005

	National	California
Net Investment Income	Fund	Fund
Investment Income:
Interest income	$1,685,839	$321,695

Expenses:
Investment advisory fee	234,389	64,279
Transfer agency fees and expenses	39,478	8,492
Accounting fees	12,590	6,166
Directors' fees and expenses	2,238	608
Administrative fees	39,063	10,718
Custodian fees	9,966	4,269
Registration fees	12,920	1,307
Reports to shareholders	10,351	4,151
Professional fees	8,374	8,124
Miscellaneous	5,208	3,291
Total expenses	374,577	111,405
Reimbursement from Advisor	--	(8,605)
Fees waived	(4,766)	(4,028)
Fees paid indirectly	(3,197)	(2,354)
Net expenses	366,614	96,418

Net Investment Income	1,319,225	225,277

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(104,003)	16
Futures	(108,897)	--
	(212,900)	16

Change in unrealized appreciation (depreciation) on:
Investments	(59,817)	(142,043)
Futures	32,060	--

Net Realized and Unrealized
Gain (Loss) on Investments	(240,657)	(142,027)

Increase (Decrease) in Net Assets
Resulting from Operations	$1,078,568	$83,250

See notes to financial statements.

National Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,319,225	$2,780,653
Net realized gain (loss)	(212,900)	363,042
Change in unrealized appreciation or (depreciation)	(27,757)	(1,611,339)

Increase (Decrease) in Net Assets
Resulting from Operations	1,078,568	1,532,356

Distributions to shareholders from:
Net investment income	(1,299,932)	(2,745,566)
Net realized gain	--	(29,194)
Total distributions	(1,299,932)	(2,774,760)

Capital share transactions:
Shares sold	5,093,543	9,847,144
Reinvestment of distributions	1,141,000	2,428,000
Redemption fees	529	5
Shares redeemed	(7,241,146)	(15,396,355)
Total capital share transactions	(1,006,074)	(3,121,206)

Total Increase (Decrease) in Net Assets	(1,227,438)	(4,363,610)

Net Assets
Beginning of period	80,244,380	84,607,990
End of period (including undistributed net investment income of $82,323 and $63,030, respectively)	$79,016,942	$80,244,380

Capital Share Activity
Shares sold	466,967	894,410
Reinvestment of distributions	104,789	221,418
Shares redeemed	(665,716)	(1,400,977)
Total capital share activity	(93,960)	(285,149)

See notes to financial statements.

California Fund

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$225,277	$379,885
Net realized gain (loss)	16	(4,431)
Change in unrealized appreciation or (depreciation)	(142,043)	(102,341)

Increase (Decrease) in Net Assets
Resulting from Operations	83,250	273,113

Distributions to shareholders from:
Net investment income	(225,176)	(378,256)
Net realized gain	--	--
Total distributions	(225,176)	(378,256)

Capital share transactions:
Shares sold	783,448	2,705,632
Reinvestment of distributions	158,080	265,775
Shares redeemed	(1,552,110)	(5,041,804)
Total capital share transactions	(610,582)	(2,070,397)

Total Increase (Decrease) in Net Assets	(752,508)	(2,175,540)

Net Assets
Beginning of period	22,159,737	24,335,277
End of period (including undistributed net investment income of $4,869 and $4,768, respectively)	$21,407,229	$22,159,737

Capital Share Activity
Shares sold	75,546	258,978
Reinvestment of distributions	15,274	25,490
Shares redeemed	(149,603)	(481,876)
Total capital share activity	(58,783)	(197,408)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Municipal Fund, Inc. is comprised of a municipal intermediate portfolio (National) and a municipal short-term portfolio (California). Each of the Portfolios, collectively the "Fund," is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Portfolio are accounted for separately. Class A shares are sold with a maximum front-end sales charge of 2.75% and 1.00% for National and California, respectively.

During 2003, the Board of Directors ("Board") approved the conversion of the Calvert California Municipal Intermediate Portfolio from an intermediate-term California municipal portfolio to a short-term California municipal portfolio. In this regard, the Board approved a resolution to change the average dollar-weighted maturity of the Portfolio from between three and ten years to three years or less. The transition to the shortened average dollar-weighted maturity was completed by December 31, 2003. Effective December 31, 2003, the name of the Portfolio changed to the Calvert California Limited-Term Municipal Fund. Also effective December 31, 2003, the Portfolio reduced the maximum front-end sales charge from 2.75% to 1.00%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2005, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (National) or five days of purchase (California) in the same Portfolio. The redemption fee is paid to the Portfolio, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $38,319 and $9,656 were payable at period end for the National and California Portfolios, respectively. In addition, $13,302 and $4,237, were payable at period end for operating expenses paid by the Advisor during June 2005, for National and California Portfolios, respectively.

The Advisor has contractually agreed to limit net annual portfolio operating expenses for California through April 30, 2006. The contractual expense cap is 0.90%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. For the period ended June 30, 2005, CASC waived $4,766 and $4,028 of its fee for the National and California Portfolios, respectively. Under the terms of the agreement, $5,603 and $1,080 were payable at period end for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2005, CDI received $5,829 and $44 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $3,351 and $1,062 for the six months ended June 30, 2005 for the National and California Portfolios, respectively. Under the terms of the agreement, $552 and $183 were payable at period end for the National and California Portfolios, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	National	California
Purchases	$34,682,520	$9,166,770
Sales	30,204,814	8,005,000

The following tables present the cost of investments owned at June 30, 2005 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at June 30, 2005, and net realized capital loss carryforwards as of December 31, 2004 with expiration dates.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
National	$75,780,722	$3,159,295	$3,164,321	($5,026)
California	20,925,705	156,475	224,400	(67,925)

Capital Loss Carryforwards

Expiration Date	California
31-Dec-12	$4,431

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2005, purchases and sales transactions were:

	National	California
Purchases	$3,400,000	$1,000,000
Sales	3,100,000	1,650,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2005.

For the six months ended June 30, 2005 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$36,425	3.19%	$3,063,566	January 2005
California	22,052	3.32%	923,890	February 2005

National Fund
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.95	$11.11	$11.10
Income from investment operations
Net investment income	0.18	.37	.38
Net realized and unrealized gain (loss)	(0.03)	(.16)	.08
Total from investment operations	0.15	.21	.46
Distributions from
Net investment income	(0.18)	(.37)	(.38)
Net realized gains	--	**	(.07)
Total distributions	(0.18)	(.37)	(.45)
Total increase (decrease) in net asset value	(0.03)	(.16)	.01
Net asset value, ending	$10.92	$10.95	$11.11

Total return *	1.39%	1.94%	4.21%
Ratios to average net assets: A
Net investment income	3.38% (a)	3.37%	3.43%
Total expenses	.96% (a)	.94%	.94%
Expenses before offsets	.95% (a)	.93%	.93%
Net expenses	.94% (a)	.93%	.92%
Portfolio turnover	40%	40%	52%
Net assets, ending (in thousands)	$79,017	$80,244	$84,608

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.58	$10.64	$10.12
Income from investment operations
Net investment income	.42	.45	.46
Net realized and unrealized gain (loss)	.60	(.06)	.52
Total from investment operations	1.02	.39	.98
Distributions from
Net investment income	(.42)	(.45)	(.46)
Net realized gains	(.08)	--	--
Total distributions	(.50)	(.45)	(.46)
Total increase (decrease) in net asset value	.52	(.06)	.52
Net asset value, ending	$11.10	$10.58	$10.64

Total return *	9.90%	3.65%	9.91%
Ratios to average net assets: A
Net investment income	3.86%	4.15%	4.47%
Total expenses	.92%	.91%	.95%
Expenses before offsets	.91%	.91%	.95%
Net expenses	.90%	.90%	.89%
Portfolio turnover	71%	43%	32%
Net assets, ending (in thousands)	$85,364	$77,323	$72,104

See notes to financial statements.

California Fund
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2005	2004	2003
Net asset value, beginning	$10.42	$10.47	$11.12
Income from investment operations
Net investment income	.11	.18	.32
Net realized and unrealized gain (loss)	(.07)	(.05)	(.14)
Total from investment operations	.04	.13	.18
Distributions from
Net investment income	(.11)	(.18)	(.33)
Net realized gain	--	--	(.50)
Total distributions	(.11)	(.18)	(.83)
Total increase (decrease) in net asset value	(.07)	(.05)	(.65)
Net asset value, ending	$10.35	$10.42	$10.47

Total return *	.37%	1.21%	1.61%
Ratios to average net assets: A
Net investment income	2.10% (a)	1.68%	2.90%
Total expenses	1.04% (a)	1.01%	.96%
Expenses before offsets	.92% (a)	.91%	.94%
Net expenses	.90% (a)	.90%	.93%
Portfolio turnover	52%	16%	98%
Net assets, ending (in thousands)	$21,407	$22,160	$24,335

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2002	2001	2000
Net asset value, beginning	$10.60	$10.68	$10.13
Income from investment operations
Net investment income	.38	.40	.43
Net realized and unrealized gain (loss)	.52	(.08)	.55
Total from investment operations	.90	.32	.98
Distributions from
Net investment income	(.38)	(.40)	(.43)
Total increase (decrease) in net asset value	.52	(.08)	.55
Net asset value, ending	$11.12	$10.60	$10.68

Total return *	8.63%	3.04%	9.88%
Ratios to average net assets: A
Net investment income	3.47%	3.74%	4.14%
Total expenses	.95%	.92%	.92%
Expenses before offsets	.93%	.92%	.92%
Net expenses	.91%	.89%	.87%
Portfolio turnover	30%	10%	4%
Net assets, ending (in thousands)	$30,121	$27,971	$27,592

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

** Distribution was less than $.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

/s/ Ronald Wolfsheimer

Ronald Wolfsheimer

Treasurer -- Principal Financial Officer

Date: August 31, 2005